UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      October 5, 2015

ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-10212

2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 15, 2015, Anixter Inc., a wholly-owned operating subsidiary of Anixter International Inc. (collectively referred to as "Anixter" and sometimes referred to in this Current Report on SEC Form 8-K as "we," "our," or "us"), entered into a Purchase Agreement with HD Supply, Inc., HD Supply Holdings, LLC, HD Supply GP & Management, Inc., HD Supply Power Solutions Group, Inc., and Brafasco Holdings II, Inc. (collectively the "Sellers"). Pursuant to the Purchase Agreement, Anixter Inc. agreed to purchase all of the outstanding equity of HD Supply Power Solutions, Ltd., HDS Power Solutions, Inc. and Pro Canadian Holdings I, ULC from Sellers, together with assets owned by Sellers and their affiliates that are primarily used in Sellers’ power solutions business , collectively, the "HD Supply Power Solution Business", in exchange for the payment of $825 million in cash, (the "Transaction"), subject to certain post-closing working capital and other adjustments.

On October 5, 2015, Anixter, through its wholly-owned subsidiaries Anixter Inc. and Anixter Canada Inc., completed the Transaction. Anixter's press release announcing the completion of the Transaction is also attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

A copy of our press release issued on October 5, 2015, attached as Exhibit 99.1, is incorporated herein by reference. Further, certain pro forma financial information to reflect the combined results from the Transaction is attached hereto as Exhibit 99.2. From time to time, we may update this information on our website. This information is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The Unaudited Combined Interim Financial Statements of the HD Supply Power Solutions Business as of August 2, 2015 and February 1, 2015 and for the three and six month periods ended August 2, 2015 and August 3, 2014 are filed as Exhibit 99.4 to this Current Report on Form 8-K.

The Audited Combined Financial Statements of the HD Supply Power Solutions Business as of February 1, 2015 and February 2, 2014 and for the fiscal years ended February 1, 2015 and February 2, 2014 are filed as Exhibit 99.5 to this Current Report on Form 8-K.

(b) Pro forma financial information:

The Unaudited Pro Forma Combined Financial Statements of Anixter International Inc. and the HD Supply Power Solutions Business as of and for the six months ended July 3, 2015 and for the fiscal year ended January 2, 2015 are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants
99.1	Press Release issued October 5, 2015, announcing the completion of the Transaction
99.2
Unaudited Pro Forma Combined Financial Information of Anixter International Inc. and the HD Supply Power Solutions Business for the fiscal year ended January 2, 2015, six months ended July 3, 2015 and July 4, 2014 and twelve months ended July 3, 2015

99.3
Unaudited Pro Forma Combined Financial Statements of Anixter International Inc. and the HD Supply Power Solutions Business as of and for the six months ended July 3, 2015 and for the fiscal year ended January 2, 2015

99.4
Unaudited Combined Interim Financial Statements of HD Supply Power Solutions Business as of August 2, 2015 and February 1, 2015 and for the three and six month periods ended August 2, 2015 and August 3, 2014

99.5	Audited Combined Financial Statements of HD Supply Power Solutions Business as of February 1, 2015 and February 2, 2014 and for the fiscal years ended February 1, 2015 and February 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

Dated:	October 8, 2015	By: /s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants
99.1	Press Release issued October 5, 2015, announcing the completion of the Transaction
99.2
Unaudited Pro Forma Combined Financial Information of Anixter International Inc. and the HD Supply Power Solutions Business for the fiscal year ended January 2, 2015, six months ended July 3, 2015 and July 4, 2014 and twelve months ended July 3, 2015

99.3
Unaudited Pro Forma Combined Financial Statements of Anixter International Inc. and the HD Supply Power Solutions Business as of and for the six months ended July 3, 2015 and for the fiscal year ended January 2, 2015

99.4
Unaudited Combined Interim Financial Statements of HD Supply Power Solutions Business as of August 2, 2015 and February 1, 2015 and for the three and six month periods ended August 2, 2015 and August 3, 2014

99.5	Audited Combined Financial Statements of HD Supply Power Solutions Business as of February 1, 2015 and February 2, 2014 and for the fiscal years ended February 1, 2015 and February 2, 2014